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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the references to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated April 30, 1998, which are incorporated by reference in this Registration Statement on Form S-1 of Quintus Corporation.

/s/ Ernst & Young LLP

Palo Alto, California
November 15, 1999